UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: March 31, 2021

                       PURE HARVEST CORPORATE GROUP, INC.
                    ---------------------------------------
                (Name of registrant as specified in its charter)

        Colorado                   333-212055          71-0952431
------------------             ----------------      ---------------
State of Incorporation         Commission File        IRS Employer
                                  Number No.         Identification

                         7400 E. Crestline Cir. Ste. 130
                           Greenwood Village, CO 80111
                      -----------------------------------
                     Address of principal executive offices

                                 (800) 924-3716
                           -------------------------
                      Telephone number, including area code

           Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

       Emerging Growth Company [x]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [x]

 Securities registered pursuant to Section 12(b) of the Act:

                                                    Name of each exchange
 Title of each class       Trading Symbol(s)        on which registered
 -------------------       -----------------        ---------------------
      None                       N/A                        N/A


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ITEM 5.02   Departure of Directors or Certain Officers; Election of Directors;
            Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On March 31, 2021 Daniel Garza, a member of the Board of Directors and Chief Marketing Officer of Pure Harvest Corporate Group, Inc. (the "Company") notified the Company of his resignation as an officer and director of the Company. Mr. Garza's departure is not due to a dispute or disagreement with the Company on any matter relating to its operations, policies, or practices. Effective upon Mr. Garza's resignation, the size of the Company's Board of Directors will be reduced from four to three directors.





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


                                     SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 April 2, 2021

                                      PURE HARVEST CORPORATE GROUP, INC.


                                        By: /s/ Matthew Gregarek
                                           -------------------------------
                                           Matthew Gregarek
                                           Chief Executive Officer









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